UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

Andretti Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Zionsville Road Indianapolis, Indiana 46268
(Address of principal executive offices, including zip code)

(317) 872-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable public warrant	WNNR.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value	WNNR	New York Stock Exchange
Public warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	WNNR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, Andretti Acquisition Corp. (“Andretti”) has entered into a business combination agreement with Tigre Merger Sub, Inc., a wholly owned subsidiary of Andretti (“Merger Sub”) and Zapata Computing, Inc. (“Zapata”), pursuant to which a business combination between Andretti and Zapata will be effected through the merger of Merger Sub with and into Zapata, with Zapata surviving the Merger as a wholly owned subsidiary of Andretti. In connection with meetings with investors, analysts, and other market participants, Andretti and Zapata expect to provide certain preliminary estimated unaudited financial results of Zapata for the years ended December 31, 2021 and 2022 and the six months ended June 30, 2023. These unaudited estimated financial results are preliminary and subject to revision based upon the completion of financial closing processes as well as the related external review of the results of operations for the six months ended June 30, 2023 and 2022 and an audit of the years ended December 31, 2022 and 2021. Zapata’s estimated financial results are forward-looking statements based solely on information available as of the date hereof. As a result, Zapata’s actual results for the periods presented may differ materially from the preliminary estimated financial results set forth below upon the completion of financial closing procedures, final adjustments, audit adjustments and other developments that may arise prior to the time they are finalized. You should not place undue reliance on these estimates. The information provided herein is not a comprehensive statement of Zapata’s financial results for any period. The information presented herein should not be considered a substitute for the financial information to be filed with the Securities and Exchange Commission (“SEC”) in Andretti’s Registration Statement on Form S-4 (the “Registration Statement”) in connection with the Zapata business combination once it becomes available. The preliminary estimated financial information has been prepared in good faith by, and are the responsibility of, Zapata’s management. No independent accounting firm has audited, reviewed, compiled, or performed any procedures with respect to, or expressed an opinion regarding, the following preliminary financial results.

Based on a preliminary assessment, Zapata’s approximate revenue is expected to be as follows for each of the periods identified

Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Six Months Ended June 30, 2023
$832,000	$5,165,000	$2,943,000

FORWARD-LOOKING STATEMENTS

Certain statements included in this Current Report on Form 8-K (the “Current Report”), and certain oral statements made from time to time by representatives of Andretti or Zapata, that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem” “seek” “future” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the management of Zapata and Andretti, as the case may be, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond the control of Zapata and Andretti. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, the inability of Zapata or Andretti to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the expected benefits of the business combination, the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the business combination; the outcome of any legal proceedings that may be instituted against Andretti, Zapata, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; the inability to complete the business combination due to the failure to obtain approval of the shareholders of Andretti, the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of Zapata as a result of the announcement and consummation of the business combination, failure to realize the anticipated benefits of the business combination, risks related to the performance of Zapata’s business and the timing of expected business or revenue milestones, and the effects of competition on Zapata’s business. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect Zapata’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Zapata anticipates that subsequent events and developments will cause Zapata’s assessments to change. Neither Andretti nor Zapata undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing Andretti’s or Zapata’s assessments of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the contemplated transaction, Andretti intends to file a Registration Statement, which will include a proxy statement/prospectus, with the SEC. Additionally, Andretti will file other relevant materials with the SEC in connection with the transaction. A definitive proxy statement/final prospectus will also be sent to the shareholders of Andretti, seeking any required shareholder approval. This Current Report is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus, or any other document that Andretti will send to its shareholders. Before making any voting or investment decision, investors and security holders of Andretti are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC as well as any amendments or supplements to these documents, because they will contain important information about the transaction. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Andretti may be obtained free of charge from Andretti at andrettiacquisition.com. Alternatively, these documents, when available, can be obtained free of charge from Andretti upon written request to Andretti Acquisition Corp., 7615 Zionsville Road, Indianapolis, Indiana 46268, or by calling (317) 872-2700. The information contained on, or that may be accessed through, the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

PARTICIPANTS IN THE SOLICITATION

Andretti, Andretti’s sponsors, Zapata and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Andretti, in connection with the business combination. Information regarding Andretti’s directors and executive officers is contained in Andretti’s Annual Report on Form 10-K for the year ended December 31, 2023, which is filed with the SEC. Additional information regarding the interests of those participants, the directors and executive officers of Zapata and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This Current Report is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the business combination. This Current Report shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance, or transfer of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2023

ANDRETTI ACQUISITION CORP.

By:	/s/ William M. Brown
	Name:	William M. Brown
	Title:	President and Chief Financial Officer